Exhibit 99.1

Ouster Signs Multi-Year Supply Agreement with Lux Modus

Ouster to Supply Digital Lidar Sensors to Leading Canadian Technology Developer in Energy, Oil and Gas Industries

An Ouster OS1 sensor on a Lux Modus truck mount.

SAN FRANCISCO – February 3, 2021 – Ouster, Inc. (“Ouster”) a leading provider of high-resolution digital lidar sensors for the industrial automation, smart infrastructure, robotics, and automotive industries, today announced that it has signed a long-term supply agreement with Calgary-based Lux Modus, a provider of pioneering technology solutions to the Canadian oil and gas sector. Under the multi-year supply agreement, the two companies also announced a distribution agreement enabling Lux Modus to re-sell Ouster sensors when engaged and bidding on projects.

In December 2020, Ouster entered into a definitive merger agreement with Colonnade Acquisition Corp. (NYSE: CLA) (“CLA”) in a transaction that would result in Ouster being listed on the NYSE. The transaction is expected to close in the first half of 2021, subject to satisfaction of customary closing conditions.

Lux Modus uses advanced mobile lidar and imagery to survey and map oil and gas pipelines during construction. Using this detailed data, construction managers and operators are able to identify and correct construction issues, saving time and reducing costs, as well as support long-term integrity and quality assurance.

Ouster’s digital lidar sensors are an excellent fit for the demanding environments Lux Modus operates in. Combining high performance with cold weather performance and real-world reliability, Ouster’s sensors help keep Lux Modus’s platform operational.

“Lux Modus is a fantastic partner, and we’re excited to expand our relationship with them,” said Angus Pacala, Co-Founder and CEO of Ouster. “Industrial automation is a massive opportunity today, and we anticipate it expanding to $9.4 billion by 2030. This agreement underscores the breadth of applications that Ouster’s digital lidar technology can serve with its unique combination of size, weight, power, performance, and affordability.”

“As we began work on version three of our LuxGear platform, we looked for a long-term lidar technology partner to support us as we grow. We quickly realized that Ouster was going to be the ideal technology partner, and the OS1 sensor is a perfect fit for our technology suite. The OS1 has allowed us to rapidly advance our platform and improve reliability to operate in the often-harsh conditions of the Canadian oil and gas industry,” said Joseph Hlady, President of Lux Modus.

About Ouster

Ouster invented its digital lidar in 2015 and is a leading manufacturer of high-resolution digital lidar sensors used throughout the industrial automation, smart infrastructure, robotics, and automotive industries. Ouster’s sensors are reliable, compact, affordable and highly customizable, laying the foundation for digital lidar ubiquity across endless applications and industries. Already hundreds of customers have incorporated Ouster lidar sensors in current products or those in development for imminent commercial release. Ouster has previously announced a merger agreement with CLA, a special purpose acquisition company (SPAC), that would result in Ouster becoming a publicly listed company. For more information, visit www.ouster.com, or connect with us on Twitter or LinkedIn.

About Lux Modus

Lux Modus Ltd. is an advanced 3D mapping company specializing in developing and deploying LiDAR and imagery platforms for mapping corridors, the built environment, and environmentally sensitive areas during and post construction. With the goal of democratizing 3D data capture, Lux Modus is working to make LiDAR and imagery platforms affordable and easy-to-use. As pioneers of the pipeline digital twin and automated pipeline modeling, Lux Modus is now bringing their low-cost high accuracy technology to other markets needing 3D mapping. Lux Modus’s LiDAR-as-a-Service enables customers to collect what they want, when they want without the need for specialized training or equipment. For more information, visit www.luxmodus.com, or connect with us on LinkedIn.

About Colonnade Acquisition Corp.

CLA is a special purpose acquisition company incorporated for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses. Colonnade consummated its initial public offering on the NYSE in August 2020. For more information, please visit claacq.com.

Additional Information and Where to Find It

This document relates to a proposed business combination (the “Business Combination”) between CLA and Ouster. This document does not contain all the information that should be considered concerning the proposed Business Combination and is not intended to form the basis of any investment decision or any other decision in respect of the Business Combination. In connection with the proposed Business Combination, CLA filed a registration statement on Form S-4 with the U.S. Securities and Exchange Commission (the “SEC”) on December 22, 2020, which included a proxy statement/prospectus of CLA. CLA’s shareholders, Ouster’s stockholders and other interested persons are advised to read the preliminary proxy statement/prospectus included in the registration statement and the amendments thereto and the definitive proxy statement/prospectus and other documents filed in connection with the proposed Business Combination, as these materials will contain important information about Ouster, CLA and the Business Combination. When available, the definitive proxy statement/prospectus and other relevant materials for the proposed Business Combination will be mailed to stockholders of Ouster and shareholders of CLA as of a record date to be established for voting on the proposed Business Combination. CLA shareholders and Ouster stockholders will also be able to obtain copies of the preliminary proxy statement, the definitive proxy statement and other documents filed with the SEC, without charge, once available, at the SEC’s website at www.sec.gov, or by directing a request to CLA’s secretary at 1400 Centrepark Blvd, Suite 810, West Palm Beach, FL 33401, (561) 712-7860.

Participants in Solicitation

CLA and its directors and executive officers may be deemed participants in the solicitation of proxies from CLA’s shareholders with respect to the proposed Business Combination. A list of the names of those directors and executive officers and a description of their interests in CLA is contained in CLA’s proxy statement/prospectus filed with the SEC on December 22, 2020, which is available free of charge at the SEC’s website at www.sec.gov. To the extent such holdings of CLA’s securities may have changed since that time, such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC.

Ouster and its directors and executive officers may also be deemed to be participants in the solicitation of proxies from the shareholders of CLA in connection with the proposed Business Combination. A list of the names of such directors and executive officers and information regarding their interests in the proposed Business Combination is contained in CLA’s proxy statement/prospectus filed with the SEC on December 22, 2020, which is available free of charge at the SEC’s website at www.sec.gov.

Forward-Looking Statements

This document contains certain forward-looking statements within the meaning of the federal securities laws, including statements regarding the anticipated timing of the Business Combination, the products and services offered by Ouster and the markets in which it operates. These forward-looking statements generally are identified by the words “believe,” “project,” “expect,” “anticipate,” “estimate,” “intend,” “strategy,” “future,” “opportunity,” “plan,” “may,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result,” and similar expressions. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. Many factors could cause actual future events to differ materially from the forward-looking statements in this document, including but not limited to: (i) the risk that the Business Combination may not be completed in a timely manner or at all, (ii) the risk that the Business Combination may not be completed by CLA’s business combination deadline and the potential failure to obtain an extension of the business combination deadline if sought by CLA, (iii) the failure to satisfy the conditions to the consummation of the Business Combination, including the adoption of the agreement and plan of merger by the shareholders of CLA and Ouster, the satisfaction of the minimum trust account amount following redemptions by CLA’s public shareholders and the receipt of certain governmental and regulatory approvals, (iv) the lack of a third-party valuation in determining whether or not to pursue the proposed Business Combination, (v) the occurrence of any event, change or other circumstance that could give rise to the termination of the agreement and plan of merger, (vi) the effect of the announcement or pendency of the Business Combination on Ouster’s business relationships, performance and business generally, (vii) the ability to implement business plans, forecasts and other expectations after the completion of the proposed Business Combination and (viii) the risk of downturns in the highly competitive lidar technology and related industries. The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties described in the “Risk Factors” section of CLA’s Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q, the registration statement on Form S-4 and proxy statement/prospectus discussed below and other documents filed by CLA from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and Ouster and CLA assume no obligation and do not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise. Neither Ouster nor CLA gives any assurance that either Ouster or CLA will achieve its expectations.

Contacts:

For Ouster

Erica Bartsch / Nevin Reilly / Alex Kovtun

Sloane-Ouster@sloanepr.com

For Lux Modus

Cherine Hlady

cherine@beanstalk-communications.ca

For Colonnade

Michael Callahan / Tom Cook / Jed Hamilton

ColonnadePR@icrinc.com

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